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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2007
CAPITAL MINERAL INVESTORS, INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-105556 (Commission File Number)	25-1901892 (IRS Employer Identification No.)
3702 South Virginia Street, Suite G12-401 Reno, Nevada		89502-6030
Registrant's telephone number, including area code: (604) 826-5520
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

  ITEM 5.02 (b), (c) and (d). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

  On December 21, 2006 the Company accepted the resignation of Darla Knight as Director and Corporate Secretary of the registrant.

  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (d) Exhibits

Exhibit No.	Description
3(i)*	Articles of Incorporation
3(ii)*	Bylaws

  * Filed as an Exhibit to the Company's Registration Statement on Form SB-2 dated May 23, 2003 and incorporated herein by this reference.

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: January 26, 2007
(Signature)	Capital Mineral Investors, Inc. Per: /s/ "Jerry Dibble" Jerry Dibble President and Director